UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): July 5, 2005



                               SILGAN HOLDINGS INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117                06-1269834
--------------------------------------------------------------------------------
 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)


4 Landmark Square, Stamford, Connecticut                                06901
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On July 5, 2005, the Registrant issued a press release announcing the completion of a new senior secured credit facility to refinance its existing senior secured credit facility. A copy of this press release is furnished herewith and attached hereto as Exhibit 99.1.


                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit No.                    Description
     ----------                     -----------

       99.1 Press Release dated July 5, 2005 regarding the completion by the Registrant of a new senior secured credit facility to refinance its existing senior secured credit facility.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SILGAN HOLDINGS INC.


                                  By:   /s/ Frank W. Hogan, III
                                        --------------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                          and Secretary


     Date:  July 7, 2005

                                INDEX TO EXHIBITS



       Exhibit No.                           Description
       -----------                           -----------


          99.1 Press Release dated July 5, 2005 regarding the completion by the Registrant of a new senior secured credit facility to refinance its existing senior secured credit facility.